SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           AMERICAN BUILDINGS COMPANY
 ................................................................................

                (Name of Registrant as Specified In Its Charter)
 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1) Title of each class of securities to which transaction applies:
           .....................................................................
        2) Aggregate number of securities to which transaction applies:
           .....................................................................
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           .....................................................................
        4) Proposed maximum aggregate value of transaction:
           .....................................................................
        5) Total fee paid:
           .....................................................................

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         .......................................................................
      2) Form, Schedule or Registration Statement No.:
         .......................................................................
      3) Filing Party:
         .......................................................................
      4) Date Filed:
         .......................................................................

                           AMERICAN BUILDINGS COMPANY
                              1150 STATE DOCKS ROAD
                             EUFAULA, ALABAMA 36027
                                  334-687-2032

                                                                  March 26, 1998

Dear Stockholder:

     You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held at 10:30 A.M. on Tuesday, April 28, 1998 at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103.

     At the meeting you will be asked to elect seven directors of the Company, to approve an amendment to the Company's 1994 Stock Option Plan which would increase the number of shares available for grant thereunder and to approve amendments to the Company's Stock Option Plan for Non-Employee Directors which would increase the number of shares available for grant thereunder and increase the number of shares included in each option grant. In addition, we will be pleased to report on the affairs of the Company and a discussion period will be provided for questions and comments of general interest to stockholders.

     We look forward to greeting personally those stockholders who are able to be present at the meeting; however, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

     Thank you for your cooperation.

                                            Very truly yours,

                                            William L. Selden
                                            Chairman of the Board
                                              of Directors

                                            Robert T. Ammerman
                                            Chief Executive Officer

                           AMERICAN BUILDINGS COMPANY

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ------------------

                                                                Eufaula, Alabama
                                                                March 26, 1998

     Notice is hereby given that the Annual Meeting of Stockholders of American Buildings Company will be held on Tuesday, April 28, 1998 at 10:30 A.M. at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103 for the following purposes:

     (1)  To elect seven directors to serve for the ensuing year;

     (2) To consider and vote upon a proposal to amend the Company's 1994 Stock Option Plan to increase the number of shares available for grant thereunder;

     (3) To consider and vote upon a proposal to amend the Company's Stock Option Plan for Non-Employee Directors to increase the number of shares available for grant thereunder and increase the number of shares included in each option grant; and

     (4) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Stockholders of record at the close of business on March 16, 1998 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. Stockholders who are unable to attend the Annual Meeting in person are requested to complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

                                                       PEGGY S. WOODHAM
                                                       Secretary

                           AMERICAN BUILDINGS COMPANY
                              1150 STATE DOCKS ROAD
                             EUFAULA, ALABAMA 36027

                               ------------------


                                 PROXY STATEMENT

                               ------------------


                               GENERAL INFORMATION

PROXY SOLICITATION

     This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share (the "Common Stock"), of American Buildings Company (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders to be held on Tuesday, April 28, 1998, or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors is not currently aware of any other matters which will come before the meeting.

     Proxies for use at the meeting are being solicited by the Board of Directors of the Company. Proxies will be mailed to stockholders on or about March 26, 1998 and will be solicited chiefly by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained.

REVOCABILITY AND VOTING OF PROXY

     A form of proxy for use at the Annual Meeting of Stockholders and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting. Shares of the Company's

Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby to approve Proposal Nos. 1, 2 and 3 as set forth in the accompanying Notice of Annual Meeting of Stockholders and in accordance with their best judgment on any other matters which may properly come before the meeting.

RECORD DATE AND VOTING RIGHTS

     Only stockholders of record at the close of business on March 16, 1998 are entitled to notice of and to vote at the Annual Meeting or any and all adjournments thereof. On March 16, 1998 there were 5,275,087 shares of Common Stock outstanding; each such share is entitled to one vote on each of the matters to be presented at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Delaware law, the effect of broker non-votes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority under the applicable rule of the New York Stock Exchange. The effect of broker non-votes on the specific items to be brought before the Annual Meeting of Stockholders is discussed under each item.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth information as of February 1, 1998 (except as otherwise noted in the footnotes), regarding the beneficial ownership (determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"), which generally attributes beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities) of the Company's Common Stock of: (i) each person known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock; (ii) each director and nominee for director of the Company; (iii) each executive officer named in the Summary Compensation Table (see "Executive Compensation"); and (iv) all directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed.

                                        Amount and Nature of
                                       Beneficial Ownership of     Percentage of
Name of Beneficial Owner                    Common Stock            Common Stock
------------------------               -----------------------     -------------

SAFECO Corporation (1)..................       602,250                 11.4%

Heartland Advisors, Inc.(2).............       502,000                  9.5%

Neuberger & Berman, LLC(3)..............       499,900                  9.5%

Mellon Bank Corporation (4).............       389,705                  7.4%

Marvin Schwartz(5)......................       333,700                  6.3%

Wellington Management Company,
  LLP(6)................................       296,000                  5.6%

Robert T. Ammerman(7)...................       173,217                  3.2%

Harold J. Levy(8).......................        21,132                   *

Douglas L. Newhouse(9)..................        85,217                  1.6%

Ralph S. Saul(10).......................         4,375                   *

William L. Selden(11)...................       115,812                  2.2%

Robert F. Shapiro(8)....................        15,875                   *

Kendrick R. Wilson III(8)...............        14,875                   *

R. Charles Blackmon(12).................        52,618                  1.0%

William R. Buchholz(13).................        53,983                  1.0%

Barry L. Milling(13)....................        51,348                  1.0%

Joel R. Voelkert(14)....................        80,887                  1.5%

All directors and executive
  officers as a group
  (14 persons)(15)......................       681,783                 11.8%


----------
* Less than 1%

(1) The amount and nature of beneficial ownership of Common Stock is based on information set forth in a Schedule 13G dated February 10, 1998 filed by SAFECO Corporation ("SAFECO"), SAFECO Asset Management Company ("SAMCO") and SAFECO Common Stock Trust (the "Trust"). The Schedule 13G states that SAFECO disclaims beneficial ownership of the shares reported on the
     Schedule 13G, which are owned beneficially by registered investment companies for which a subsidiary of SAFECO serves as an adviser. The
     Schedule 13G states that SAMCO disclaims beneficial ownership of the shares reported on the Schedule 13G, which are owned beneficially by registered investment companies for which SAMCO serves as an adviser. The Schedule 13G states that the Trust beneficially owns 372,400 shares (7.1%). Such entities share voting and dispositive power with respect to such shares. The address of SAFECO and SAMCO is SAFECO Plaza, Seattle, WA 98185 and the address of the Trust is 601 Union Street, Suite 2500, Seattle, WA 98101.

(2) The amount and nature of beneficial ownership of Common Stock is based on information set forth in a Schedule 13G dated January 23, 1998 filed by the beneficial owner. The Schedule 13G states that the shares are held in investment advisory accounts of Heartland Advisors, Inc., and that the interests of one such account, Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company, relates to more than 5% of the class. The Schedule 13G states that the beneficial owner has sole voting and dispositive power with respect to such shares. The address of such beneficial owner is 790 North Milwaukee Street, Milwaukee, WI 53202.

(3) The amount and nature of beneficial ownership of Common Stock is based on information set forth in a Schedule 13G dated February 5, 1998 filed by the beneficial owner. The Schedule 13G states that such beneficial owner has sole voting power with respect to 328,600 shares and shared dispositive power with respect to 499,900 shares. The Schedule 13G states that it does not include 67,000 shares owned by principals of Neuberger & Berman, LLC, and notes that Marvin Schwartz, a principal of Neuberger & Berman, LLC, is deemed to be the beneficial owner of 333,700 shares. (See note 5 below). The address of such beneficial owner is 605 Third Avenue, New York, NY 10158.

(4) The amount and nature of beneficial ownership of Common Stock is based on information set forth in a Schedule 13G dated January 15, 1998 filed by the beneficial owner. The Schedule 13G states that such beneficial owner has sole voting power with respect to 364,915 shares, shared voting power with respect to 1,160 shares, sole dispositive power with respect to 388,855 shares and shared dispositive power with respect to 850 shares. The address of such beneficial owner is One Mellon Bank Center, Pittsburgh, PA 15258.

(5) The amount and nature of beneficial ownership of Common Stock is based on information set forth in a Schedule 13D filed November 7, 1997 by the beneficial owner. The Schedule 13D states that Mr. Schwartz has sole voting and dispositive power with respect to 106,300 shares and shared dispositive power with respect to 227,400 shares. The Schedule 13D states that 47,000 shares are owned by Mr. Schwartz for his personal account, and 286,700 shares are beneficially owned as follows: 59,300 shares are owned by the N&B Profit Sharing Trust, over which Mr. Schwartz has sole dispositive and voting power, and 227,400 shares are held in accounts for the benefit of Mr. Schwartz's family, for which shares he has shared dispositive power. The address of such beneficial owner is c/o Neuberger & Berman, LLC, 605 Third Avenue, New York, NY 10158.

(6) The amount and nature of beneficial ownership of Common Stock is based on information set forth in a Schedule 13G dated January 12, 1998 filed by the beneficial owner. The Schedule 13G states that such beneficial owner shares voting power with respect to 136,000 shares and dispositive power with respect to 296,000 shares. The address of such beneficial owner is 75 State Street, Boston, MA 02109.

(7) Includes 125,825 shares of Common Stock issuable pursuant to options which are exercisable within 60 days of February 1, 1998. Does not include shares of Common Stock issuable pursuant to options which are not exercisable within 60 days of February 1, 1998.

(8) Includes 10,875 shares of Common Stock issuable pursuant to options which are exercisable within 60 days of February 1, 1998. Does not include shares of Common Stock issuable pursuant to options which are not exercisable within 60 days of February 1, 1998.

(9) Includes 7,625 shares issuable pursuant to options which are exercisable within 60 days of February 1, 1998 and 77,592 shares which are owned by Sterling ABC/Metbuild Corporation ("Sterling ABC"), a corporation in which Mr. Newhouse owns one-third of the outstanding shares. Mr. Newhouse disclaims beneficial ownership of the shares owned by Sterling ABC, other than the shares in which he has a pecuniary interest. Does not include shares of Common Stock issuable pursuant to options which are not exercisable within 60 days of February 1, 1998.

(10) Consists of 3,375 shares of Common Stock issuable pursuant to options which are exercisable within 60 days of February 1, 1998 and 1,000 shares which are owned by a charitable remainder trust. Does not include shares of Common Stock issuable pursuant to options which are not exercisable within 60 days of February 1, 1998.

(11) Includes 15,875 shares issuable pursuant to options which are exercisable within 60 days of February 1, 1998 and 77,592 shares which are owned by Sterling ABC, a corporation in which Mr. Selden owns one-third of the outstanding shares. Mr. Selden disclaims beneficial ownership of the shares owned by Sterling ABC, other than the shares in which he has a pecuniary interest. Does not include shares of Common Stock issuable pursuant to options which are not exercisable within 60 days of February 1, 1998.

(12) Includes 50,618 shares of Common Stock issuable pursuant to options which are exercisable within 60 days of February 1, 1998. Does not include shares of Common Stock issuable pursuant to options which are not exercisable within 60 days of February 1, 1998.

(13) Includes 47,804 shares of Common Stock issuable pursuant to options which are exercisable within 60 days of February 1, 1998. Does not include shares of Common Stock issuable pursuant to options which are not exercisable within 60 days of February 1, 1998.

(14) Consists of shares of Common Stock issuable pursuant to options which are exercisable within 60 days of February 1, 1998. Does not include shares of Common Stock issuable pursuant to options which are not exercisable within 60 days of February 1, 1998.

(15) Includes 77,592 shares owned by Sterling ABC, 1,000 shares owned by a charitable remainder trust and 502,474 shares issuable pursuant to options which are exercisable within 60 days of February 1, 1998. Does not include shares of Common Stock issuable pursuant to options which are not exercisable within 60 days of February 1, 1998.


                      PROPOSAL NO. 1--ELECTION OF DIRECTORS

     Seven directors (constituting the entire Board) are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and shall qualify. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

     The nominees, their ages, the year in which each first became a director and their principal occupations or employment during the past five years are:


                                                      Year First                   Principal Occupation
Nominee                                Age          Became Director             During the Past Five Years
-------                                ---          ---------------             --------------------------

Robert T. Ammerman                      58               1992             Chief Executive Officer and a director
                                                                          since joining the Company in July 1992
                                                                          and President from July 1992 to August
                                                                          1996.  From 1973 until he joined the
                                                                          Company, Mr. Ammerman was employed
                                                                          by United Dominion Industries, Inc. and
                                                                          its affiliates, including Varco-Pruden
                                                                          Buildings, a manufacturer of metal
                                                                          buildings.  Mr. Ammerman served in
                                                                          various capacities, including
                                                                          Vice-President/General Manager Eastern
                                                                          Division of Varco-Pruden Buildings and
                                                                          President of the Buildings segment of
                                                                          United Dominion Industries, Inc., which
                                                                          included Varco-Pruden Buildings, Stran
                                                                          Buildings and AEP/Span.  Mr. Ammerman
                                                                          was Chairman and a member of the
                                                                          Executive Committee of the Metal
                                                                          Building Manufacturers Association, an
                                                                          industry trade association, in 1995.


William L. Selden                       50               1993             Director of the Company since January
                                                                          1993 and Chairman of the Board of
                                                                          Directors of the Company since February
                                                                          1993.  Mr. Selden is a partner and
                                                                          co-founder of Sterling Ventures Limited, a
                                                                          company formed in 1991 for the purpose
                                                                          of making private equity investments.  Mr.
                                                                          Selden is Chairman of the Board of
                                                                          Directors of Tidewater Holdings, Inc. and
                                                                          a director of McArthur/Glen Europe
                                                                          Holdings, Ltd.


                                                      Year First                   Principal Occupation
Nominee                                Age          Became Director             During the Past Five Years
-------                                ---          ---------------             --------------------------

Harold Levy                             44               1993             Director of the Company since January
                                                                          1993.  Mr. Levy is a Principal of Iridian
                                                                          Asset Management.  Prior to co-founding
                                                                          Iridian Asset Management in April 1996,
                                                                          Mr. Levy was Senior Vice President at
                                                                          Arnhold and S. Bleichroeder Inc. from
                                                                          September 1991 until March 1996 and
                                                                          was Vice President from December 1984
                                                                          to September 1991.  Mr. Levy is a director
                                                                          of Assistive Technology and Triac Corp.

Douglas L. Newhouse                     44               1993             Director of the Company since January
                                                                          1993.  Mr. Newhouse is a partner and co-
                                                                          founder of Sterling Ventures Limited.
                                                                          Prior to co-founding Sterling Ventures in
                                                                          1991, Mr. Newhouse was President of
                                                                          Middex Capital Corp., which specialized in
                                                                          the acquisition of middle market
                                                                          companies, for one and one-half years.
                                                                          Prior to his employment with Middex, Mr.
                                                                          Newhouse was a Senior Vice President in
                                                                          the Corporate Finance Department of
                                                                          Lehman Brothers, Inc.  Mr. Newhouse is a
                                                                          director of Aavid Thermal Technologies,
                                                                          Inc.

Ralph S. Saul                           75               1993             Director of the Company since May 1993.
                                                                          Mr. Saul is also a director of Horace Mann
                                                                          Educators Corp., Commonwealth Ventures
                                                                          and PH-II, Inc.  He is on the board of The
                                                                          Brookings Institution, the Committee for
                                                                          Economic Development, the Regulatory
                                                                          Advisory Committee to The New York
                                                                          Stock Exchange Board of Directors, and
                                                                          the Advisory Board of the Wharton
                                                                          Entrepreneurial Center.  Mr. Saul was
                                                                          Chairman and Co-Chief Executive Officer
                                                                          of CIGNA Corp. from 1982 to 1985 and
                                                                          was President of the American Stock
                                                                          Exchange from 1966 to 1971.


                                                      Year First                   Principal Occupation
Nominee                                Age          Became Director             During the Past Five Years
-------                                ---          ---------------             --------------------------

Robert F. Shapiro                       63               1993             Director of the Company since May 1993.
                                                                          Mr. Shapiro is a partner of
                                                                          Klingenstein, Fields & Co., L.L.C. and
                                                                          the President of RFS & Associates, a
                                                                          private investment and consulting firm.
                                                                          He is also an independent general
                                                                          partner of Equitable Capital Partners
                                                                          and currently is a director of the TJX
                                                                          Companies, Inc., The Burnham Fund, Inc.
                                                                          and Magainin Pharmaceuticals. Mr.
                                                                          Shapiro was formerly a Co-Chairman of
                                                                          Wertheim Schroder & Co. Incorporated, an
                                                                          investment banking firm, a Director of
                                                                          Schroders PLC, Chairman of New Street
                                                                          Capital Corp., a director of Lehman
                                                                          Brothers, Inc., a Governor of the
                                                                          American Stock Exchange and a Chairman
                                                                          of the Securities Industry Association.


Kendrick R. Wilson III                  51               1994             Director of the Company since February
                                                                          1994.  Mr. Wilson is a Managing Director
                                                                          of Goldman, Sachs & Co.  Prior to joining
                                                                          Goldman, Sachs & Co. in March 1998, Mr.
                                                                          Wilson was Vice Chairman of Lazard
                                                                          Freres & Co. LLC.  Prior to joining Lazard
                                                                          Freres & Co. LLC at the end of 1989, Mr.
                                                                          Wilson was President and Chief Operating
                                                                          Officer of Ranieri Wilson & Company Inc.,
                                                                          a merchant banking firm he co-founded.
                                                                          Prior to 1988, Mr. Wilson was a Senior
                                                                          Executive Vice President of E.F. Hutton &
                                                                          Company Inc. and head of Hutton's
                                                                          Corporate Finance Department, and prior
                                                                          thereto was a Managing Director at
                                                                          Salomon Brothers Inc.  Mr. Wilson is a
                                                                          director of Bank United and American
                                                                          Marine Holdings, Inc.


     All directors hold office until the next meeting of the stockholders of the Company and until their successors are elected and qualified.

     The Board of Directors has a Finance and Audit Committee which is charged with reviewing the Company's internal accounting procedures, consulting with and reviewing the selection of the Company's independent auditors and reviewing the Company's financing needs. The Finance and Audit Committee currently consists of Messrs. Newhouse and Saul. During 1997, the Finance and Audit Committee met twice. The Board of Directors also has a Compensation Committee charged with recommending to the Board the compensation for the Company's executives. The Compensation Committee is currently composed of Messrs. Newhouse and Shapiro.

During 1997, the Compensation Committee met once. The Board of Directors has also established an Executive Committee charged with exercising powers of the Board of Directors expressly delegated to it. The Executive Committee is currently composed of Messrs. Ammerman, Levy and Selden. The Executive Committee did not act during 1997.

     During the fiscal year ended December 31, 1997, the Board of Directors held four meetings and acted once by unanimous written consent in lieu of a meeting. Each director attended at least 75% of the meetings of the Board of Directors held when he was a Director and of all committees of the Board of Directors on which he served.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based upon on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during fiscal 1997 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

VOTE REQUIRED

     The seven nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

     THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 1-ELECTION OF DIRECTORS" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning all cash and non-cash compensation paid or to be paid by the Company as well as certain other compensation awarded, earned by and paid, during the fiscal years indicated, to the President and Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for such period in all capacities in which they served.

                           SUMMARY COMPENSATION TABLE

                                                              Annual Compensation                          Long-Term Compensation
                                                       ---------------------------------------         -----------------------------

                                                                                                                   Awards
                                                                                                                   ------

                                                                                        Other                                 All
                                                                                        Annual           Securities          Other
          Name and Principal                                                           Compen-           Underlying         Compen-
               Position                    Year        Salary         Bonus(1)          sation          Options/SARs       sation(2)
          ------------------               ----        ------         --------          ------          ------------       ---------
Robert T. Ammerman
Chief Executive Officer...............   1997            $250,000      $305,777               -             45,000          $10,323
                                         1996             250,000        14,805               -                  -            8,525
                                         1995             215,000       215,000        $45,399(3)           27,193            6,599

Joel R. Voelkert
President-Construction Products
Group.................................   1997             191,400       175,568               -             19,000           12,001
                                         1996             166,400         8,488               -                  -            8,455
                                         1995             160,000       120,000               -              8,000            7,104

R. Charles Blackmon
Executive Vice President-Chief
Financial Officer.....................   1997             142,000       103,431               -             24,000            9,559
                                         1996             122,500         3,880               -                  -            3,101
                                         1995             115,500        57,750               -              8,000              708

Barry L. Milling
Vice President-Technical Services.....   1997             141,700       103,557               -             10,000            8,258
                                         1996             137,500         4,387               -                  -            5,461
                                         1995             128,500        64,250               -              6,000            5,508

William R. Buchholz
Vice President-Operations ............   1997             134,300        97,944               -             10,000           10,671
                                         1996             125,500         3,852               -                  -            9,296
                                         1995             115,500        57,750               -              6,000            6,920

----------

(1) For each of 1997, 1996 and 1995, represents bonuses paid during the following year for services rendered in that year. In 1996, the Company adopted a shareholder value added plan for key senior and middle management executives. The plan entitles participants to receive cash bonuses based on a fixed percentage of Shareholder Value Added (as defined in the plan) and the change in Shareholder Value Added. Does not include amounts allocated to the Shareholder Value Added plan's bank, which amounts are subject to change based on the Company's performance and will be paid in future years if the individual remains with the Company. At December 31, 1997, the bank balance for Messrs. Ammerman, Voelkert, Blackmon, Milling and Buchholz was $111,554, $64,038, $36,463, $37,074 and $34,730, respectively. Prior to
     1996, key senior and middle management executives received bonuses under an incentive bonus plan adopted in 1993. The bonus plan entitled participants to receive cash bonuses equal to a specified percentage of their salary based upon the Company's earnings before interest, taxes, depreciation and amortization and certain specified expenses ("EBITDA") for the year as compared to EBITDA in the Company's plan for such year.

(2) Includes the Company's contributions to the American Buildings Company Savings Plan (the "Savings Plan") of $3,800, $3,800, $2,917, $3,800 and
     $2,763 in 1997, $3,174, $4,880, $2,125, $3,175 and $4,347 in 1996 and
     $4,406, $6,013, $3,588, $4,351 and $5,838 in 1995 to Messrs. Ammerman,
     Voelkert, Blackmon, Milling and Buchholz, respectively. The Company is obligated to contribute at least 25% of the amount of compensation elected to be deferred by such individual; however, the Company has the opportunity to increase this amount. In addition, the Company is required to contribute 1% of its eligible gross payroll to participants in the Savings Plan pursuant to a formula based on compensation and years of service (the "Additional Contribution"). In 1995, 1996 and 1997, the Company contributed 50%, 25% and 40% of the amount of compensation elected to be deferred by each named individual plus the Additional Contribution to each named individual. The balance of the amounts in this column consists of insurance premiums on term life insurance paid by the Company for the benefit of the named individuals and a car allowance for each of Messrs. Ammerman, Voelkert, Blackmon, Milling and Buchholz.

(3) Represents the value of stock issued to Mr. Ammerman in such year at a purchase price below fair market value, based on the difference between the purchase price of $0.01883 per share and the fair market value of the Common Stock on the date of purchase. At December 31, 1997, Mr. Ammerman held an aggregate of 11,947 shares of restricted stock granted to him pursuant to his employment agreement, of which 2,654 shares were issued to him in 1995. The value of such restricted shares was $301,662 at December 31, 1997, based on the $25.25 closing price of the Common Stock as reported by the Nasdaq National Market on December 31, 1997. Mr. Ammerman is entitled to any dividends paid on the restricted shares of Common Stock owned by him. The Company currently does not anticipate paying dividends. The Company's option to repurchase such shares upon termination of Mr. Ammerman's employment was terminated in connection with the Company's initial public offering.

STOCK OPTIONS

     The following table sets forth information with respect to option grants in 1997 to the persons named in the Summary Compensation Table.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                         % OF TOTAL
                                      NUMBER OF            OPTIONS
                                     SECURITIES          GRANTED TO                              MARKET
                                     UNDERLYING           EMPLOYEES      EXERCISE OR            PRICE ON
                                       OPTIONS            IN FISCAL       BASE PRICE             DATE OF          EXPIRATION
NAME                                GRANTED(#)(1)         YEAR (2)          ($/SH)                GRANT              DATE
----                                -------------        ----------        --------              -------            ------

Robert T. Ammerman.............        15,000                7.6%           $25.25               $25.25              2/5/07
                                       30,000(4)             15.2            28.25                28.25(5)          10/17/07

Joel R. Voelkert...............         9,000                4.6             25.25                25.25              2/5/07
                                       10,000                5.1             28.25                28.25(5)          10/17/07

R. Charles Blackmon............         9,000                4.6             25.25                25.25              2/5/07
                                       15,000(4)             7.6             28.25                28.25(5)          10/17/07

Barry L. Milling...............         5,000                2.5             25.25                25.25              2/5/07
                                        5,000                2.5             28.25                28.25(5)          10/17/07

William R. Buchholz............         5,000                2.5             25.25                25.25              2/5/07
                                        5,000                2.5             28.25                28.25(5)          10/17/07



                                        POTENTIAL REALIZED
                                         VALUE AT ASSUMED
                                         ANNUAL RATES OF
                                           STOCK PRICE
                                         APPRECIATION FOR
                                          OPTION TERM (3)
NAME                                     ----------------
----
                                      5% ($)          10% ($)
                                     -------         --------

                                    $238,200        $ 603,600
Robert T. Ammerman.............      533,100        1,350,600

                                     142,920          362,160
Joel R. Voelkert...............      177,700          450,200

                                     142,920          362,160
R. Charles Blackmon............      266,550          675,300

                                      79,400          201,200
Barry L. Milling...............       88,850          225,100

                                      79,400          201,200
William R. Buchholz............       88,850          225,100

----------

(1) Options become exercisable in four equal annual installments commencing on the first anniversary date of the grant; however, options become immediately exercisable upon a change in control of the Company. See "--Employment Agreements."

(2) Based upon options to purchase 197,000 shares granted to all employees in 1997.

(3) These amounts represent assumed rates of appreciation in the price of the Company's Common Stock during the terms of the options in accordance with rates specified in applicable federal securities regulations. Actual gains, if any, on stock option exercises will depend on the future price of the Common Stock and overall stock market conditions. The 5% rate of appreciation over the 10 year option term of the $25.25 stock price on the date of grant would result in a stock price of $41.13. The 10% rate of appreciation over the 10 year option term of the $25.25 stock price on the date of grant would result in a stock price of $65.49. The 5% rate of appreciation over the 10 year option term of the $28.25 stock price on the date of grant would result in a stock price of $46.02. The 10% rate of appreciation over the 10 year option term of the $28.25 stock price on the date of grant would result in a stock price of $73.27. There is no representation that the rates of appreciation reflected in this table will be achieved.

(4) Of these options 29,624 and 7,938 were granted to Messrs. Ammerman and Blackmon, respectively, subject to stockholder's approval of an amendment to the Company's 1994 Stock Option Plan to increase the number of shares available for grant thereunder. See "Proposal No. 2--Amendment to 1994 Stock Option Plan."

(5) Options granted on October 17, 1997 were granted at an exercise price equal to the market price of the Common Stock on the third business day following the Company's announcement of its agreement to acquire the Windsor Door division of United Dominion Industries, Inc. The market price of the Common Stock on October 17, 1997, the date of grant, was $29.875.


     The following table sets forth the aggregate options exercised during the year ended December 31, 1997 and the number of securities underlying unexercised options and the value of unexercised options held by each of the executive officers named in the Summary Compensation Table at December 31, 1997:


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                      Number of Securities               Value of Unexercised
                                                                     Underlying Unexercised                  In-the-Money
                                                                      Options at Year End               Options at Year End(1)
                                                                     ----------------------             ----------------------

                                  Shares
                                 Acquired          Value
     Name                      on Exercise      Realized ($)     Exercisable     Unexercisable      Exercisable        Unexercisable
     ----                      -----------      ------------     -----------     -------------      -----------        -------------

Robert T. Ammerman.........         0              0              114,773            69,298         $1,728,372           $180,945

Joel R. Voelkert...........         0              0               74,389            31,398          1,178,251            104,613

R. Charles Blackmon........         0              0               44,120            36,398            590,502            104,613

Barry L. Milling...........         0              0               42,306            20,773            598,972             98,316

William R. Buchholz........         0              0               42,306            20,773            598,972             98,316

----------

(1) Computed based upon the difference between the stock option exercise price and the closing price of the Company's Common Stock on December 31, 1997 ($25.25).

MANAGEMENT RETIREMENT AND DEATH BENEFIT PLAN

     The Company has a noncontributory retirement and death benefit plan which covers certain management employees. The plan provides a death benefit if a covered employee dies prior to reaching retirement age, as defined by the plan, to be paid over a minimum ten-year period and a mutually exclusive retirement benefit, after reaching the defined retirement age, to be paid over a ten-year period. Termination of employment with the Company for any reason prior to reaching this defined retirement age results in plan members forfeiting all benefit rights and claims. Benefits under this plan do not vest until retirement or, if earlier, death, and the Company has the right to modify or terminate this plan at any time.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements, effective as of January 1, 1998, with each of Robert Ammerman, Charles Blackmon, William Buchholz, Barry Milling, William Riley, President of ABC Transportation Company, Roy Smith, the Company's Vice President--Polymer Division, and Joel Voelkert for terms ending December 31, 2000. Each of the foregoing agreements (collectively, the "Employment Agreements") provides for automatic renewal for successive one year terms unless either party notifies the other to the contrary at least 90 days prior to its expiration. The agreements require each employee to devote substantially all of his time and attention to the business of the Company as necessary to fulfill his duties. The agreements provide for the payment of a base salary for 1998 to Messrs. Ammerman, Blackmon, Buchholz, Milling, Riley, Smith and Voelkert at a rate of $400,000, $165,000, 145,000, $152,000, $85,000,
$125,000 and $210,000, respectively. Mr. Ammerman's agreement also provides for minimum annual salary increases based on increases in the cost of living. The agreements also provide for the payment of bonuses in such amounts as may be determined by the Board. Under the agreements, the employee may terminate his employment upon 30 days' notice. The agreements provide that in the event the employee's employment is terminated by the Company at any time for any reason other than justifiable cause, disability or death, the Company shall pay the employee the employee's base salary and permit participation in benefit programs for the greater of (i) the remaining term of the agreement or (ii) one year (two years in the case of Mr. Ammerman); however, if such termination occurs at any time within one year following a "Change of Control of the Company," the Company shall pay the employee a lump sum payment equal to two years' annual salary plus an amount equal to twice the employee's most recently declared bonus, and permit participation in benefit programs for the period specified above. The Employment Agreements also provide that in the event the Company chooses not to renew the agreement, the Company shall pay the employee his base salary for a period of one year. Each agreement contains confidentiality provisions, whereby each executive agrees not to disclose any confidential information regarding the Company, as well as non-competition covenants. The non-competition covenants survive the termination of an employee's employment for the greater of
(i) the remaining term of the agreement or (ii) two years, except in the event the Company elects not to renew the agreement, terminates the employee's employment within one year following a "Change in Control of the Company" or fails to make required severance payments.

     For purposes of the Employment Agreements, a "Change in Control of the Company" shall be deemed to occur if (i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (ii) the stockholders of the Company shall approve any plan or proposal for liquidation or dissolution of the Company, or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 40% or more of the Company's outstanding Common Stock other than pursuant to a plan or arrangement entered into by such person and the Company, or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     The Employment Agreements also provide that if, in connection with a change of ownership or control of the Company or a change in ownership of a substantial portion of the assets of the Company (all within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code")), an excise tax is payable by the employee under Section 4999 of the Code, then the Company will pay to the employee additional compensation which will be sufficient to enable the employee to pay such excise tax as well as the income tax and excise tax on such additional compensation, such that, after the payment of income and excise taxes, the employee is in the same economic position in which he would have been if the provisions of Section 4999 of the Code had not been applicable.

COMPENSATION OF DIRECTORS

     Each non-employee director of the Company (other than Messrs. Newhouse and Selden) receives a director's fee of $2,500 per quarter, plus $750 per meeting attended and $250 per telephonic meetings attended. In addition, directors who are not employees of the Company are compensated through stock options. Messrs. Newhouse and Selden are partners of Sterling Ventures Limited ("Sterling"), which receives an annual management fee from the Company. In addition, on February 5, 1997, Sterling received options to purchase 15,000 shares of Common Stock at a per share exercise price of $25.25, the closing price of the Common Stock as reported by the Nasdaq National Market on that date. Sterling subsequently assigned 5,000 of such options to each of Messrs. Newhouse and Selden, directors of the Company, and the third stockholder of Sterling. See "Compensation Committee Interlocks and Insider Participation."

     The Company has adopted a Stock Option Plan for Non-Employee Directors (the "Directors' Option Plan"), pursuant to which options to acquire a maximum of 160,000 shares of Common Stock may be granted to non-employee directors. Options granted under the Directors' Option Plan do not qualify as incentive stock options within the meaning of Section 422 of the Code. The Directors' Option Plan provided that upon adoption of the plan, each of Messrs. Levy, Newhouse, Saul, Selden, Shapiro and Wilson, its current non-employee directors, was granted an option to purchase 7,500 shares of Common Stock at a purchase price per share equal to the initial public offering price of the Common Stock ($10.00). The Directors' Option Plan provides for the automatic grant to each of the Company's non-employee directors of (1) an option to purchase 7,500 shares of Common Stock on the date of such director's initial election or appointment to the Board of Directors (the "Initial Grant"), and (2) an option to purchase 1,500 shares of Common Stock on each annual anniversary of such election or appointment, provided that such individual is a non-employee director on such anniversary date (the "Additional Grant"). The options have an exercise price of 100% of the fair market value of the Common Stock on the date of grant and have a ten-year term. The Initial Grant becomes exercisable in four equal installments on the six month anniversary of the date such person was first elected or appointed to the Board of Directors and on the first, second and third anniversary of the date of such election or appointment. The Additional Grant becomes exercisable in four equal installments on the six month anniversary of the date of each Additional Grant and on the first, second and third anniversary of the date of such Additional Grant. The options may be exercised by payment in cash, check or shares of Common Stock. On February 25, 1995, 1996, 1997 and 1998, each of Messrs. Levy, Newhouse, Saul, Selden, Shapiro and Wilson was granted an option to purchase 1,500 shares of Common Stock at a purchase price of $18.0625, $21.125, $27.00 and $29.625, respectively, equal to the closing price of the Common Stock on such dates, under the Directors' Option Plan. See "Proposal No. 3 - Amendment to Stock Option Plan for Non-Employee Directors" for information concerning proposed amendments to the Directors' Option Plan to increase the amount of each Additional Grant to 5,000 shares and to increase the number of shares available for grant thereunder and for additional information concerning the Directors' Option Plan.

                  COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

     The report of the Compensation Committee (the "Compensation Committee") shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Compensation Committee of the Board of Directors was formed in February 1993 and consists of Messrs. Newhouse and Shapiro, each of whom is an independent non-employee director. The Compensation Committee administers the Company's executive compensation programs, monitors corporate performance and its relationship to compensation of executive officers, and makes appropriate recommendations concerning matters of executive compensation.

COMPENSATION PHILOSOPHY

     The Company believes that executive compensation should be closely related to increased stockholder value. One of the Company's strengths contributing to its successes is a strong management team, many of whom have been with the Company for a large number of years. The Committee believes that low executive turnover has been instrumental to the Company's success, and that the Company's compensation program has played a major role in limiting executive turnover. The compensation program is designed to enable the Company to attract, retain and reward capable employees who can contribute to the continued success of the Company, principally by linking compensation with the attainment of key business objectives. Equity participation and a strong alignment to stockholders' interests are key elements of the Company's compensation philosophy. Accordingly, the Company's executive compensation program is designed to provide competitive compensation, support the Company's strategic business goals and reflect the Company's performance.

     The compensation program reflects the following principles:

     o    Compensation should encourage increased stockholder value.

     o Compensation programs should support the short- and long-term strategic business goals and objectives of the Company.

     o Compensation programs should reflect and promote the Company's values and reward individuals for outstanding contributions toward business goals.

     o Compensation programs should enable the Company to attract and retain highly qualified professionals.

PAY MIX AND MEASUREMENT

     The Company's executive compensation is comprised of two components, base salary and incentives, each of which is intended to serve the overall compensation philosophy.

     BASE SALARY

     The Company's salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance and resources of the Company, general economic conditions as well as a number of factors relating to the particular individual, including the performance of the individual executive, and level of experience, ability and knowledge of the job.

     INCENTIVES

     Incentives consist of cash awards and stock options. Cash awards are paid under the Company's incentive bonus plan to key senior and middle management executives. Beginning with 1996, the Company adopted a Shareholder Value Added Plan that entitles participants to receive cash bonuses based on an annual aggregate award plus any deferred award balance from the award bank. Contributions to the annual aggregate award and the award bank are based on a fixed percentage of the Shareholder Value Added ("SVA") plus a fixed percentage of the annual change in SVA. SVA is defined as the amount that Net Operating Profit After Taxes ("NOPAT") exceeds a capital charge, which is calculated as Capital Employed (as defined in the plan) multiplied by the associated Cost of Capital (as defined in the plan). Each participant's share is based on a specified percentage of their salary in relation to the other participants. For 1997, cash awards equal to 122.3%, 91.7%, 72.8%, 73.1% and 72.9% of their respective salaries were paid to Messrs. Ammerman, Voelkert, Blackmon, Milling and Buchholz, respectively, in 1998, and 32.8%, 24.6%, 20.2%, 20.0% and 20.1%,
respectively, of their respective salaries were added to such individual's award bank. Stock options are granted from time to time to reward key employees' contributions.

     The Committee strongly believes that the pay program should provide employees with an opportunity to increase their ownership and potentially gain financially from Company stock price increases. By this approach, the best interests of stockholders, executives and employees will be closely aligned. Therefore, executives and other employees are eligible to receive stock options, giving them the right to purchase shares of Common Stock of the Company at a specified price in the future. The grant of options is based primarily on a key employee's potential contribution to the Company's growth and profitability, based on the Committee's discretionary evaluation. Options are granted at the prevailing market value of the Company's Common Stock and will only have value if the Company's stock price increases. Generally, grants of options vest over a period of time and executives must be employed by the Company for such options to vest.

     CHIEF EXECUTIVE OFFICER 1997 COMPENSATION

     The base salary for Robert T. Ammerman, the Company's President and Chief Executive Officer, was $250,000 during the Company's fiscal year ended December 31, 1997. Such base salary of $250,000 was not increased from Mr. Ammerman's 1996 base salary. In 1998 Mr. Ammerman also received a cash bonus of $305,777 for services rendered in 1997 and $81,942 was added to Mr. Ammerman's award bank, all pursuant to the shareholder value added plan described above. Mr. Ammerman was granted options to purchase 15,000 shares of Common Stock at an exercise price of $25.25 per share in February 1997 and options to purchase an additional 30,000 shares of Common Stock at an exercise price of $28.25 per share in October 1997, of which options to purchase 29,624 shares were granted subject to stockholder approval of an amendment to the Company's 1994 Stock Option Plan increasing the number of shares available for grant thereunder. These options become exercisable in four equal annual installments on the anniversary date of the grant. Mr. Ammerman was not granted any options in 1996. Effective January 1, 1998, the Company entered into a new employment with Mr. Ammerman providing for a base salary of $400,000 for 1998. The increase in base salary for 1998 was made in recognition of the Company's 1997 performance and Mr. Ammerman's role in such performance, the increased size of the Company as a result of the Company's acquisition of the Windsor Door division of United Dominion Industries, Inc. and the fact that Mr. Ammerman's salary was not increased in 1997 from his 1996 salary.

     The aggregate compensation paid to Mr. Ammerman was deemed appropriate by the Compensation Committee considering the overall performance of the Company and Mr. Ammerman.

     TAX EFFECTS

     Changes made in 1993 to the Internal Revenue Code of 1986, as amended (the "Code"), impose certain limitations on the deductibility of executive compensation paid by public companies. In general, under the limitations, the Company will not be able to deduct annual compensation paid to certain executive officers in excess of $1,000,000 except to the extent that such compensation qualifies as "performance-based compensation" (or meets other exceptions not here relevant). Non-deductibility would result in additional tax cost to the Company. It is possible that at least some of the cash and equity-based compensation paid or payable to the Company's executive officers will not qualify for the "performance-based compensation" exclusion under the deduction limitation provisions of the Code. Nevertheless, the Committee anticipates that in making compensation decisions it will give consideration to the net cost to the

Company (including, for this purpose, the potential limitation on deductibility of executive compensation).

     The Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate business goals and stockholder value. The Committee believes its compensation practices are directly tied to stockholder returns and linked to the achievement of annual and longer-term financial and operational results of the Company on behalf of the Company's stockholders. In view of the Company's performance and achievement of goals and competitive conditions, the Compensation Committee believes that compensation levels during 1997 adequately reflect the Company's compensation goals and policies.

                               COMPENSATION COMMITTEE

                               Douglas L. Newhouse
                               Robert F. Shapiro

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     On February 18, 1993, the Company's Board of Directors established a Compensation Committee, which currently consists of Messrs. Newhouse and Shapiro, to recommend compensation for the Company's executives.

     On February 25, 1995, 1996, 1997 and 1998 each of Messrs. Newhouse and Shapiro was granted an option to purchase 1,500 shares of the Company's Common Stock pursuant to the Directors' Option Plan. See "- Compensation of Directors." The Company is proposing to increase the number of shares granted to each non-employee director under the Directors' Option Plan. See "Proposal No. 3 - Amendment to Stock Option Plan for Non-Employee Directors."

     In connection with the recapitalization of the Company in January 1993, the Company entered into a management agreement with Sterling pursuant to which Sterling agreed to provide financial and management consulting services to the Company for a fee of $275,000 per annum plus reimbursement of direct out-of-pocket costs and expenses. In connection with the Company's acquisition of the Windsor Door Division of United Dominion Industries, Inc. the Company and Sterling amended the management agreement to increase the fee thereunder to $375,000 per annum in recognition of Sterling's increased responsibilities resulting from the increased size of the Company following the acquisition. Each of Messrs. Newhouse and Selden is an officer, director and holder of one-third of the shares of Sterling. On February 5, 1997, the Company granted 15,000 stock options to Sterling with a per share exercise price of $25.25, equal to the closing price of the Common Stock on such date. Sterling subsequently assigned 5,000 of such options to each of Messrs. Newhouse and Selden, directors of the Company, and the third stockholder of Sterling. In connection with the acquisition of the Windsor Door Division, the Company paid Sterling a fee of $487,500 for its services in connection with the acquisition and the financing therefor.

                            THE COMPANY'S PERFORMANCE

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

                                                FISCAL YEAR ENDING
                                  ----------------------------------------------
COMPANY                            1994      1994      1995      1996      1997
-------                            ----      ----      ----      ----      ----
AMERICAN BUILDINGS CO             100.00    166.25    225.00    238.75    252.50
INDUSTRY INDEX                    100.00    107.45    136.95    148.92    153.34
BROAD MARKET                      100.00    101.44    131.58    163.51    200.01


     The above Graph compares the performance of the Company from April 29, 1994, the date that the Company's Common Stock commenced trading on the Nasdaq National Market, through December 31, 1997, against the performance of the Nasdaq Market Index and the Company's Peer Group (SIC Code Index) for the same period. The companies included in the Company's Peer Group are Butler Manufacturing Company, Mark Solutions Inc., Miller Building Systems Inc., NCI Building Systems, Inc. and United Dominion Industries, Inc.

              PROPOSAL NO. 2 - AMENDMENT TO 1994 STOCK OPTION PLAN

     On October 17, 1997, the Board of Directors unanimously adopted, subject to stockholder approval, an amendment to the Company's 1994 Stock Option Plan (the "Plan") which would increase the aggregate number of shares of Common Stock which may be issued thereunder from 580,000 shares to 880,000 shares, all of which would be available for the grant of either "incentive stock options," as defined in Section 422 of the Code, or options which do not qualify as incentive stock options (restricted stock options). The primary features of the Plan are summarized below. The full text of the Plan and the proposed amendment thereto is set forth in Appendix A to this Proxy Statement and the following discussion is qualified by reference thereto.

     The Board of Directors believes that approval of the amendment will serve the best interests of the Company and its stockholders by permitting the Company to continue to utilize stock options as a means to attract and retain key employees and consultants who are in a position to contribute materially to the successful conduct of the business and affairs of the Company and, in addition, to stimulate in such individuals an increased desire to render greater service to the Company and its subsidiaries. In addition, the availability of shares for grant under the Plan is important in that it provides the Company an alternative or additional means of compensating key employees and consultants. As of March 1, 1998, there were no shares available for future grants under the Plan.

     The Plan is currently administered by the Board of Directors, which has the authority to select optionees, designate the number of shares to be covered by each option and, subject to certain restrictions, specify other terms of the options; however, the maximum option grant which may be made to an executive officer of the Company in any calendar year cannot exceed 50,000 shares. Options may be granted from time to time through February 25, 2004, the termination date of the Plan, to present and future officers and employees of the Company or a subsidiary of the Company (a "Subsidiary"), within the meaning of Section 424(f) of the Code, and to consultants of the Company or a Subsidiary who are not employees. All employees are eligible to participate in the Plan and as of March 1, 1998, approximately 65 employees were participating in the Plan. The Board may in its discretion appoint a committee of at least two "non-employee" directors (as defined in Section 16(b)(3) under the Exchange Act) to administer the Plan.

     The Plan, as currently in effect, permits the granting of options to purchase up to an aggregate of 580,000 shares of Common Stock of the Company. Under the Plan, the Company may grant incentive stock options and restricted stock options (a "non-ISO"). Under the Plan, the exercise price for shares covered by an incentive stock option may not be less than 100% of the fair market value (as defined in the Plan) of the Common Stock on the date of grant (110% in the case of a grant to an employee who owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary entitled to vote (a "10% Stockholder")). The exercise price for shares covered by a non-ISO may not be less than the par value of the

Common Stock at the date of grant. All options must expire no later than ten years (five years in the case of an incentive stock option granted to a 10% Stockholder) from the date of grant. The Board of Directors has the discretion to determine the period required for full exercisability of stock options. In no event, however, can the Board of Directors shorten such period to less than six months. The Plan also provides that the options will become immediately exercisable upon a change in control of the Company. For purposes thereof, a change in control of the Company is deemed to occur if (1) there occurs (A) any consolidation or merger in which the Company is not the continuing or surviving entity or pursuant to which shares of the Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the Company's assets; (2) the Company's stockholders approve any plan or proposal for the liquidation or dissolution of the Company; (3) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under said Act) of 40% or more of the Common Stock other than pursuant to a plan or arrangement entered into by such person and the Company; or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority of the Board unless the election or nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     Any option outstanding after February 25, 2004 will remain in effect until it is exercised, terminates or expires in accordance with its terms. The Plan provides that the term of an option shall be ten years from the date of grant. The Plan also provides that, following termination of employment, (i) if an optionee's employment is terminated for cause, he has thirty days to exercise his option to the extent it is exercisable on the date of termination of employment, (ii) if an optionee's employment is terminated without cause or he voluntarily leaves the employ of the Company, he has three months, or such longer period as the Committee may at its sole discretion determine, to exercise his option to the extent exercisable on the date of termination of employment, and (iii) if an optionee shall cease to be employed by the Company as the result of his death or disability, he has 12 months to exercise his option to the extent exercisable on the date he ceased to be employed.

     As of March 1, 1998, options to purchase an aggregate of 580,000 shares have been granted under the Stock Option Plan. Messrs. Ammerman, Voelkert, Blackmon, Milling and Buchholz have been granted options to purchase an aggregate of 122,193, 60,594, 65,594, 47,094 and 47,094 shares of Common Stock, respectively, under the Stock Option Plan, including options to purchase 29,624 shares and 7,938 shares granted to Messrs. Ammerman and Blackmon, respectively, subject to stockholder approval of an amendment to the Plan increasing the number of shares available for grant thereunder. No current directors or nominee for election as a director, other than Mr. Ammerman, received stock options under the Stock Option Plan.

     See "Certain Federal Income Tax Considerations" for a brief description of the tax consequences of the grant of options under the Plan.

VOTE REQUIRED

     The affirmative vote of holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote, present or represented at the meeting, a quorum being present, is required for the adoption of this proposal. Broker non-votes with respect to this matter will be treated as neither a vote "for" or a vote "against" the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                          PROPOSAL NO. 3 - AMENDMENT TO
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

     On October 17, 1997, the Board of Directors unanimously adopted, subject to stockholder approval, an amendment to the Company's Stock Option Plan for Non-Employee Directors (the "Directors' Option Plan") which would increase from 1,500 shares to 5,000 shares the number of shares a non-employee director received on each anniversary date of his or her initial election to the Board. On January 23, 1998, the Board of Directors unanimously adopted, subject to stockholder approval, an amendment to the Directors' Option Plan which would increase the aggregate number of shares of common stock which may be issued thereunder from 160,000 shares to 260,000 shares. Options granted under the Directors' Option Plan are intended to be treated as options which do not qualify as incentive stock options within the meaning of Section 422 of the Code. In assessing the recommendation of the Board, stockholders should consider that all current directors other than Mr. Ammerman, who is not eligible to participate in the Directors' Option Plan, will benefit from the adoption of the amendments to the Directors' Option Plan and thus may be viewed to have a conflict of interest. The primary features of the Directors' Option Plan are summarized below. The full text of the Directors' Option Plan and the proposed amendments thereto is set forth in Appendix B to this Proxy Statement and the following discussion is qualified by reference thereto.

     The Board of Directors believes that the continued growth and success of the Company will depend, in large part, upon the ability of the Company to retain on its Board of Directors knowledgeable persons who, through their efforts and expertise, can make a significant contribution to the success of the Company's business and to provide incentive for such directors to work for the best interests of the Company and its stockholders through ownership of its Common Stock.

     Pursuant to the Directors' Option Plan as currently in effect, each person who is elected a non-employee director will automatically receive an option to purchase 7,500 shares of the Company's Common Stock on the date of his or her initial election or appointment to the Board of Directors (the "Initial Grant Date"). In addition, each non-employee director will automatically receive an additional option to purchase 1,500 shares of the Company's Common Stock on the anniversary of the Initial Grant Date (the "Additional Grant Date"). The option exercise price per share of Common Stock will be the Fair Market Value (as defined in the Directors' Option Plan) of the Common Stock on the date that the option is granted. The term of the option will be for a period of ten years from the date the option is granted. A total of 160,000 shares of Common Stock have currently been reserved for issuance under the Directors' Option Plan. The number of shares which may be issued under the Directors' Option Plan is subject to adjustment to reflect any increase or decrease in the number of shares resulting from a stock split, stock dividend, consolidation or other similar capital adjustment.

     Except as set forth below, options become exercisable in four equal installments on the six month and first, second and third anniversaries of the date of grant. In the event a director ceases to be a director of the Company for any reason, such person may exercise the option, to the extent exercisable at the time he or she ceases to be a director of the Company, within six months after the date he or she ceases to be a director of the Company. The option agreements for options granted pursuant to the Directors' Option Plan provide that the options will become immediately exercisable upon a change in control of the Company. For purposes thereof, a change in control of the Company is deemed to occur if (1) there occurs (A) any consolidation or merger in which the Company is not the continuing or surviving entity or pursuant to which shares of the Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the Company's assets; (2) the Company's stockholders approve any plan or proposal for the liquidation or dissolution of the Company; (3) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under said Act) of 40% or more of the Common Stock other than pursuant to a plan or arrangement entered into by such person and the Company; or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority of the Board unless the election or nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     The Directors' Option Plan is administered by the Board of Directors of the Company. However, the Directors' Option Plan prescribes the individuals who would be awarded options, the numbers of shares subject to the options, and the terms and conditions of each award. The Board of Directors may at any time terminate the Directors' Option Plan and may from time to time alter or amend the Directors' Option Plan or any part thereof, provided that the rights of a director with respect to an option granted prior to such termination, alteration or amendment may not be impaired. In any event, no stock options may be granted under the Directors' Option Plan after February 25, 2004.

     See "Certain Federal Income Tax Considerations" for a brief description of the tax consequences of the grant of options under the Directors' Option Plan.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of Common Stock of the Company present or represented at the Annual Meeting of Stockholders is required for the adoption of the Directors' Option Plan. Broker non-votes with respect to this matter will be treated as neither a vote "for" nor a vote "against" the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

                                NEW PLAN BENEFITS

     The following table sets forth information regarding the benefits which will be received pursuant to the 1994 Stock Option Plan by: (i) each executive officer named in the Summary Compensation Table (see "Executive Compensation");
(ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; and (iv) all employees, including all current officers who are not executive officers, as a group.

                                                    1994 STOCK OPTION PLAN
                                                    ----------------------

                                                                       NUMBER
NAME AND POSITION                                DOLLAR VALUE         OF UNITS
-----------------                                ------------         --------

Robert Ammerman............................         $ (1)               29,624
  Chief Executive Officer

Joel Voelkert..............................         $   0                    0
  President/Construction
  Products Group

R. Charles Blackmon........................         $ (1)                7,938
  Executive Vice President-Chief
  Financial Officer

Barry Milling..............................         $   0                    0
  Vice President-Technical Services

William R. Buchholz........................         $   0                    0
  Vice President-Operations

All current executive officers
  as a group...............................         $ (1)               37,562

All current directors who are not
  executive officers as a group............         $   0                    0

All employees, including current
  officers who are not executive
  officers, as a group.....................         $   0                    0

----------

(1) See "Executive Compensation - Stock Options" for information regarding the value of options granted subject to stockholder approval of an amendment to the Plan at specified rates of appreciation.

     If the amendments to the Directors' Option Plan had been in effect in 1997, each non-employee director would have received an option to purchase 5,000 shares of Common Stock.

                         FEDERAL INCOME TAX CONSEQUENCES

     Following is a summary of the salient Federal income tax consequences associated with options granted under the Plan and the Directors' Option Plan.

     An optionee will not realize taxable income upon the grant of an option. In general, the holder of a non-ISO will recognize ordinary income when the option is exercised equal to the excess of the value of the stock over the exercise price (i.e., the option spread), and the Company receives a corresponding deduction. (If a non-ISO is exercised within six months after the date of grant and if the optionee is subject to the six-month restrictions on sale of Common Stock under Section 16(b) of the Exchange Act, the optionee generally recognizes ordinary income on the date the restrictions lapse, unless an early income recognition election is made.) Upon a later sale of the stock, the optionee will realize capital gain or loss equal to the difference between the selling price and the value of the stock at the time the option was exercised (or, if later, the time ordinary income was recognized with respect to the exercise).

     The holder of an incentive stock option does not realize taxable income upon exercise of the option, although the option spread is an item of tax preference income potentially subject to the alternative minimum tax. If the stock acquired upon exercise of the incentive stock option is sold or otherwise disposed of within two years from the incentive stock option grant date or within one year from the exercise date, then, in general, gain realized on the sale is treated as ordinary income to the extent of the option spread at the exercise date, and the Company receives a corresponding deduction. Any remaining gain is treated as capital gain. If the stock is held for at least two years from the grant date and one year from the exercise date, then gain or loss realized upon the sale will be capital gain or loss and the Company will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.

     In general, if an optionee delivers previously-owned shares in payment of the exercise price of an option, no gain or loss will be recognized on the exchange of the previously-owned shares for an equivalent number of newly issued shares. However, if the previously-owned shares delivered in payment of the exercise price were acquired pursuant to the exercise of an incentive stock option and if the requisite incentive stock option holding periods are not satisfied (see the preceding paragraph), then the optionee will realize ordinary income on the delivery of the previously-owned shares as in the case of any other "early" disposition of incentive stock option-acquired shares. If the option being exercised is a non-ISO, the optionee will realize ordinary income equal to the amount by which the fair market value of the Common Stock received exceeds the exercise price (as if the exercise price were paid in cash).

     Changes made to the Code in 1993 impose certain limitations on the deductibility of executive compensation paid by public companies. In general, under the limitations, the Company will not be able to deduct annual compensation paid to certain executive officers in excess of $1,000,000 except to the extent that such compensation qualifies as "performance-based compensation" (or meets other exceptions not here relevant). Non-deductibility would result in additional tax cost to the Company. It is contemplated that the individual grant limitations on options which may be made to any employee in any calendar year under the Plan will enable options to be granted under the Plan which would qualify for the "performance-based compensation" exclusion under the new deduction limitation provisions. Nevertheless, although the net cost to the Company in making all compensation decisions are considered (including, for this purpose, the potential limitation on deductibility of executive compensation), there is no assurance that compensation realized with respect to any particular award under the Plan would qualify for the deduction limitation exclusion.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Arthur Andersen L.L.P. have been the independent auditors for the Company since December 1990 and will serve in that capacity for the 1998 fiscal year. A representative of Arthur Andersen L.L.P. will be present (either in person or by telephone) at the Annual Meeting and will have an opportunity to make a statement if he desires to do so, and will respond to appropriate questions from stockholders.

                              STOCKHOLDER PROPOSALS

     All stockholder proposals which are intended to be presented at the 1999 Annual Meeting of Stockholders of the Company must be received by the Company no later than November 26, 1998 for inclusion in the Board of Directors' proxy statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.

                                       By Order of the Board of Directors

                                       Peggy S. Woodham
                                       Secretary

Dated:  March 26, 1998

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: AMERICAN BUILDINGS COMPANY, ATTENTION: R. CHARLES BLACKMON, 1150 STATE DOCKS ROAD, EUFAULA, ALABAMA 36027.

                                                                      Appendix A
                                                                      ----------

     Below is the text of the Company's 1994 Stock Option Plan as proposed to be amended pursuant to Proposal No. 2. Proposed language to the 1994 Stock Option Plan is set forth in bold print and the language to be deleted is set forth in brackets.

                           AMERICAN BUILDINGS COMPANY
                             1994 STOCK OPTION PLAN

     1. Purpose. The purpose of the American Buildings Company 1994 Stock Option Plan (the "Plan") is to enable American Buildings Company (the "Company") and its stockholders to secure the benefits of common stock ownership by employees of the Company and its subsidiaries. The Board of Directors of the Company (the "Board") believes that the granting of options under the Plan will foster the Company's ability to attract, retain and motivate those individuals who will be largely responsible for the profitability and long-term future growth of the Company.

     2. Stock Subject to the Plan. The Company may issue and sell a total of 880,000 [580,000] shares of its common stock, $.01 par value (the "Common Stock"), pursuant to the Plan. Such shares may be either authorized and unissued or held by the Company in its treasury. New options may be granted under the Plan with respect to shares of Common Stock which are covered by the unexercised portion of an option which has terminated or expired by its terms, by cancellation or otherwise.

     3. Administration. The Plan will be administered by a committee (the "Committee") consisting of the Board or, at the option of the Board, at least two directors appointed by and serving at the pleasure of the Board. If the Board does not act as the Committee, the members of the Committee shall be "non-employee directors" within the meaning and for the purposes of Rule 16(b)-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Subject to the provisions of the Plan, the Committee, acting in its sole and absolute discretion, will have full power and authority to grant options under the Plan, to interpret the provisions of the Plan, to fix and interpret the provisions of option agreements made under the Plan, to supervise the administration of the Plan, and to take such other action as may be necessary or desirable in order to carry out the provisions of the Plan. A majority of the members of the Committee will constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The decision of the Committee as to any disputed question, including questions of construction, interpretation and administration, will be final and conclusive on all persons. The Committee will keep a record of its proceedings and acts and will keep or cause to be kept such books and records as may be necessary in connection with the proper administration of the Plan.

     4. Eligibility. Options may be granted under the Plan to present or future officers and employees of the Company or a subsidiary of the Company (a "Subsidiary") within the meaning of Section 424(f) of the Internal Revenue Code of 1986 (the "Code"), and to consultants to the Company or a Subsidiary who are not employees. Options may not be granted to directors of the Company or a Subsidiary who are not also employees of or consultants to the Company and/or a Subsidiary. Subject to the provisions of the Plan, the Committee may from time to time select the persons to whom options will be granted, and will fix the number of shares covered by each such option and establish the terms and conditions thereof, including, without limitation, the exercise price, restrictions on exercisability of the option and/or on the disposition of the shares of Common Stock issued upon exercise thereof and whether or not the option is to be treated as an incentive stock option within the meaning of
Section 422 of the Code (an "Incentive Stock Option").

     5. Terms and Conditions of Options. Each option granted under the Plan will be evidenced by a written agreement in a form approved by the Committee. Each such option will be subject to the terms and conditions set forth in this paragraph and such additional terms and conditions not inconsistent with the Plan (and, in the case of an Incentive Stock Option, not inconsistent with the provisions of the Code applicable thereto) as the Committee deems appropriate.

          (a) Option Exercise Price. In the case of an option which is not treated as an Incentive Stock Option, the exercise price per share may not be less than the par value of a share of Common Stock on the date the option is granted; and, in the case of an Incentive Stock Option, the exercise price per share may not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted (110% in the case of an optionee who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary (a "ten percent shareholder")). For purposes hereof, the fair market value of a share of Common Stock on any date will be equal to the closing sale price per share as published by a national securities exchange on which shares of the Common Stock are traded on such date or, if there is no sale of Common Stock on such date, the average of the bid and asked prices on such exchange at the closing of trading on such date or, if shares of the Common Stock are not listed on a national securities exchange on such date, the closing price or, if none, the average of the bid and asked prices in the over the counter market at the close of trading on such date, or if the Common Stock is not traded on a national securities exchange or the over the counter market, the fair market value of a share of the Common Stock on such date as determined in good faith by the Committee.

          (b) Option Period. The period during which an option may be exercised will be fixed by the Committee and will not exceed 10 years from the date the option is granted (5 years in the case of an Incentive Stock Option granted to a "ten percent shareholder").

          (c) Exercise of Options.

               (1) General. No option will become exercisable unless the person to whom the option was granted remains in the continuous employ or service of the Company or a Subsidiary for at least six months (or for such longer period as the Committee may designate) from the date the option is granted. The Committee may determine and set forth in the option agreement any additional vesting or other restrictions on the exercisability of an option, subject to earlier termination of the option as provided herein. All or part of the exercisable portion of an option may be exercised at any time during the option period. An option may be exercised by transmitting to the Company (a) a written notice specifying the number of shares to be purchased, and (b) payment of the exercise price (or, if applicable, delivery of a secured obligation therefor), together with the amount, if any, deemed necessary by the Committee to enable the Company to satisfy its income tax withholding obligations with respect to such exercise (unless other arrangements acceptable to the Company are made with respect to the satisfaction of such withholding obligations).

               (2) Securities Laws Compliance Required. Notwithstanding anything in the Plan to the contrary, if the shares of Common Stock issuable upon exercise of options granted under the Plan have not been registered under the Securities Act of 1993, as amended, the Committee may condition the exercisability of options upon compliance with applicable federal and state securities laws.

          (d) Payment of Exercise Price. The purchase price of shares of Common Stock acquired pursuant to the exercise of an option granted under the Plan may be paid in cash and/or such other form of payment as may be permitted under the option agreement, including, without limitation, previously-owned shares of Common Stock. The Committee may permit the payment of all or a portion of the purchase price in installments (together with interest) over a period of not more than five years.

          (e) Rights as a Stockholder. No shares of Common Stock will be issued in respect of the exercise of an option granted under the Plan until full payment therefor has been made (and/or provided for where all or a portion of the purchase price is being paid in installments). The holder of an option will have no rights as a stockholder with respect to any shares covered by an option until the date a stock certificate for such shares is issued to him or her. Except as otherwise provided herein, no adjustments shall be made for dividends or distributions of other rights for which the record date is prior to the date such stock certificate is issued.

          (f) Nontransferability of Options. No option shall be assignable or transferrable except upon the optionee's death to a beneficiary designated by the optionee in accordance with procedures established by the Committee or, if no designated beneficiary shall survive the optionee, pursuant to the optionee's will or by the laws of descent and distribution. During an optionee's lifetime, options may be exercised only by the optionee or the optionee's guardian or legal representative.

          (g) Termination of Employment or Other Service. If an optionee ceases to be employed by or to perform services for the Company and any Subsidiary for any reason other than death or disability (defined below), then, unless extended by the Committee acting in its sole discretion, each outstanding option granted to him or her under the Plan will terminate on the date three months after the date of such termination of employment or service, or, if earlier, the date specified in the option agreement. If an optionee's employment or service is terminated by reason of the optionee's death or disability (or if the optionee's employment or service is terminated by reason of his or her disability and the optionee dies within one year after such termination of employment or service), then, unless extended by the Committee, acting in its sole discretion each outstanding option granted to the optionee under the Plan will terminate on the date one year after the date of such termination of employment or service (or one year after the later death of a disabled optionee) or, if earlier, the date specified in the option agreement. For purposes hereof, the term "disability" means the inability of an optionee to perform the customary duties of his or her employment or other service for the Company or a Subsidiary by reason of a physical or mental incapacity which is expected to result in death or be of indefinite duration.

          (h) Incentive Stock Options. In the case of an Incentive Stock Option granted under the Plan, at the time the option is granted, the aggregate fair market value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year may not exceed $100,000.

          (i) Maximum Option Grant. The maximum option grant which may be made to an executive officer of the Company in any calendar year shall not cover more than 50,000 shares.

          (j) Other Provisions. The Committee may impose such other conditions with respect to the exercise of options, including, without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

     6. Change in Control; Capital Changes.

          (a) If any event constituting a "Change in Control of the Company" shall occur, all Options granted under the Plan which are outstanding at the time a Change of Control of the Company shall occur shall immediately become exercisable. A "Change in Control of the Company" shall be deemed to occur if
(i) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or
(ii) the stockholders of the Company shall approve any plan or proposal for liquidation or dissolution of the Company, or (iii) any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act), shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 40% or more of the Company's outstanding Common Stock other than pursuant to a plan or arrangement entered into by such person and the Company, or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

          (b) In the event of any stock split, stock dividend or similar transaction which increases or decreases the number of outstanding shares of Common Stock, appropriate adjustment shall be made by the Board of Directors to the number and option exercise price per share of Common Stock which may be purchased under any outstanding Options. In the case of a merger, consolidation or similar transaction which results in a replacement of the Company's Common Stock and stock of another corporation but does not constitute Change in Control of the Company, the Company will make a reasonable effort, but shall not be required, to replace any outstanding Options granted under the Plan with comparable options to purchase the stock of such other corporation, or will provide for immediate maturity of all outstanding Options, with all Options not being exercised within the time period specified by the Board of Directors being terminated.

          (c) In the event of any adjustment in the number of shares covered by any option pursuant to the provisions hereof, any fractional shares resulting from such adjustment will be disregarded and each such option will cover only the number of full shares resulting from the adjustment.

          (d) All adjustments under this paragraph 6 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

     7. Amendment and Termination of the Plan. The Board may amend or terminate the Plan. Except as otherwise provided in the Plan with respect to equity changes, any amendment which would increase the aggregate number of shares of Common Stock as to which options may be granted under the Plan, materially increase the benefits under the Plan, or modify the class of persons eligible to receive options under the Plan shall be subject to the approval of the Company's stockholders. No amendment or termination may affect adversely any outstanding option without the written consent of the optionee.

     No Rights Conferred. Nothing contained herein will be deemed to give any individual any right to receive an option under the Plan or to be retained in the employ or service of the Company or any Subsidiary.

     8. Governing Law. The Plan and each option agreement shall be governed by the laws of the State of Delaware.

     9. Decisions and Determinations of Committee to be Final. Except to the extent rights or powers under this Plan are reserved specifically to the discretion of the Board, all decisions and determinations of the Committee are final and binding.

     10. Number of Shares of Common Stock; Reverse Stock Split Required. It is expressly understood and agreed that the number of shares of Common Stock set forth in paragraphs 2 and 5 of the Plan reflects and gives effect to the reverse stock split of the Company's Common Stock approved by the Company's Board on February 25, 1994 (the "Reverse Split"). Notwithstanding anything herein to the contrary, the options granted hereunder may not be exercised unless and until the amendment to the Company's Restated Certificate of Incorporation reflecting the Reverse Split has been filed with the Secretary of State of Delaware.

     11. Term of the Plan. The Plan shall be effective as of February 25, 1994, the date on which it was adopted by the Board, subject to the approval of the stockholders of the Company within one year from the date of adoption by the Board. The Plan will terminate on the date ten years after the date of adoption by the Board, unless sooner terminated by the Board. The rights of optionees under options outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination and shall continue in accordance with the terms of the option (as then in effect or thereafter amended).

                                                                      Appendix B
                                                                      ----------

     Below is the text of the American Buildings Company Stock Option Plan for Non-Employee Directors as proposed to be amended pursuant to Proposal No. 3. Proposed language to the American Buildings Company Stock Option Plan for Non-Employee Directors is set forth in bold print and the language to be deleted is set forth in brackets.

                           AMERICAN BUILDINGS COMPANY
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

     1. Purpose.

     The purpose of this Stock Option Plan for Non-Employee Directors (the "Plan") of American Buildings Company (the "Corporation") is to strengthen the Corporation's ability to attract and retain the services of knowledgeable and experienced persons who, through their efforts and expertise, can make a significant contribution to the success of the Corporation's business by serving as members of the Corporation's Board of Directors and to provide additional incentive for such directors to continue to work for the best interests of the Corporation and its stockholders through ownership of its Common Stock, $.01 par value (the "Common Stock"). Accordingly, the Corporation will grant to each non-employee director options to purchase shares of the Corporation's Common Stock on the terms and conditions hereafter established.

     2. Stock Subject to Plan.

     The Corporation may issue and sell a total of 260,000 [160,000] shares of its Common Stock pursuant to the Plan. Such shares may be either authorized and unissued or held by the Corporation in its treasury. New options may be granted under the Plan with respect to shares of Common Stock which are covered by the unexercised portion of an option which has terminated or expired by its terms, by cancellation or otherwise.

     3. Administration of the Plan.

     The Plan shall be administered by the Board of Directors of the Corporation (the "Board"). The interpretation and construction by the Board of any provisions of the Plan or of any other matters related to the Plan shall be final. The Board may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan.

     The Board of Directors may at any time amend, alter, suspend or terminate the Plan; provided, however, that any such action would not impair any option to purchase Common Stock theretofore granted under the Plan; and provided further that without the approval of the Corporation's stockholders, no amendments or alterations would be made which would (i) increase the number of shares of Common Stock that may be purchased by each non-employee director under the Plan (except as permitted by Paragraph 10), (ii) increase the aggregate number of shares of Common Stock as to which options may be granted under the Plan (except as permitted by Paragraph 10), (iii) decrease the option exercise price (except as permitted by Paragraph 10), or (iv) extend the period during which outstanding options granted under the Plan may be exercised; and provided further that Paragraph 5 of the Plan shall not be amended more than once every six months other than to comply with changes in the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     4. Eligibility.

     All non-employee directors of the Corporation shall be eligible to receive options under the Plan. Receipt of stock options under any other stock option plan maintained by the Corporation or any subsidiary shall not, for that reason, preclude a director from receiving options under the Plan.

     5. Grants.

     (i) Except as set forth in Paragraph 5(iii) below, each non-employee director shall be issued an option to purchase 7,500 shares of the Corporation's Common Stock (the "Initial Option") on the date of his initial election or appointment to the Board of Directors (the "Initial Grant Date") at the following price for the following term and otherwise in accordance with the terms of the Plan:

          (a) The option exercise price per share of Common Stock shall be the Fair Market Value (as defined below) of the Common Stock covered by such Initial Option on the Initial Grant Date; provided, however, that with respect to all non-employee directors who are or become directors prior to the closing of an underwritten offering of shares of the Corporation's Common Stock to the public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, the option exercise price per share of Common Stock shall be the initial public offering price (before deducting underwriting discounts and commissions).

          (b) Except as provided herein, the term of an Initial Option shall be for a period of ten (10) years from the Initial Grant Date.

     (ii) In addition, each non-employee director shall, on each anniversary of the Initial Grant Date (the "Additional Grant Date"), if he is still a non-employee director on such date, be granted an option to purchase 5,000 [1,500] shares of the Corporation's Common Stock (the "Additional Option") at the following price for the following term and otherwise in accordance with the terms of the Plan:

          (a) The option exercise price per share of Common Stock shall be the Fair Market Value (as defined below) of the Common Stock covered by such Additional Option on the Additional Grant Date.

          (b) Except as provided herein, the term of an Additional Option shall be for a period of ten (10) years from the Additional Grant Date.

     (iii) In the case of Messrs. Dennis M. Galgano, Holcombe T. Green, Jr., Harold Levy, David Lichtenstein, Douglas Newhouse, Ralph Saul, William Selden, Michael Shannon, Robert Shapiro and Kendrick Wilson III, who were elected directors of the Corporation on January 19, 1993, February 25, 1994, January 19, 1993, March 27, 1991, January 19, 1993, May 11, 1993, January 19, 1993, March
27, 1991, May 11, 1993 and February 25, 1994, Options for each to purchase 7,500 shares of the Corporation's Common Stock shall be granted under the Plan on February 25, 1994, the date of the Plan's adoption by the Board of Directors, and February 25, 1994, shall be the Initial Grant Date for each of these persons for purposes of Section 5 (ii). Such Options may not be exercised unless and until the stockholders of the Corporation approve the Plan.

     (iv) "Fair Market Value" shall mean, for each Grant Date, (A) if the Common Stock is listed or admitted to trading on the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "ASE"), the average of the high and low sale price of the Common Stock on such date or, if no sale takes place on such date, the average of the highest closing bid and lowest closing asked prices of the Common Stock on such exchange, in each case as officially reported on the NYSE or the ASE, or (B) if no shares of Common Stock are then listed or admitted to trading on the NYSE or the ASE, the average of the high and low sale prices of the Common Stock on such date on the NASDAQ National Market System or, if no shares of Common Stock are then quoted on the NASDAQ National Market System, the average of the closing bid and highest asked prices of the Common Stock on such date on NASDAQ or, if no shares of Common Stock are then quoted on NASDAQ, the average of the highest bid and lowest asked prices of the Common Stock on such date as reported in the over-the-counter system. If no closing bid and highest asked prices thereof are then so quoted or published in the over-the-counter market, "Fair Market Value" shall mean the fair value per share of Common Stock (assuming for the purposes of this calculation the economic equivalence of all shares of classes of capital stock), as determined on a fully diluted basis in good faith by the Board, as of a date which is 15 days preceding such Grant Date.

     (v) Options granted hereunder shall not be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     6. Regulatory Compliance and Listing.

     The issuance or delivery of any Option may be postponed by the Corporation for such period as may be required to comply with the Federal securities laws, any applicable listing requirements of any applicable securities exchange and any other law or regulation applicable to the issuance or delivery of such Options, and the Corporation shall not be obligated to issue or deliver any Options if the issuance or delivery of such options would constitute a violation of any law or any regulation of any governmental authority or applicable securities exchange.

     7. Restrictions on Exercisability and Sale.

          (i) Subject to Paragraph 7(ii) below, each Option granted under the Plan shall become exercisable as to 25% of the total number of shares issuable under such Option on the date which is six months after the Grant Date of such Option and on each of the three successive one-year anniversaries of the Grant Date of such Option; provided, however, that with respect to Messrs. Dennis M. Galgano, Holcombe T. Green, Jr., Harold Levy, David Lichtenstein, Douglas Newhouse, Ralph Saul, William Selden, Michael Shannon, Robert Shapiro and Kendrick Wilson III, the Grant Date for the Initial Option grant shall be the date of the initial election or appointment to the Board.

          (ii) Notwithstanding anything herein to the contrary, if the shares of Common Stock issuable upon exercise of Options granted under the Plan have not been registered under the Securities Act of 1993, as amended, the Board may condition the exercisability of Options upon compliance with applicable federal and state securities laws.

     8. Cessation as Director.

     In the event that the holder of an Option granted pursuant to the Plan shall cease to be a director of the Corporation for any reason such holder may exercise any portion of the Option that is exercisable by him at the time he ceases to be a director of the Corporation, but only to the extent such Option is exercisable as of such date, within six months after the date he ceases to be a director of the Corporation.

     9. Death.

     In the event that a holder of an Option granted pursuant to the Plan shall die, his estate, personal representative or beneficiary may exercise any portion of the Option that was exercisable by the deceased Optionee at the time of his death, but only to the extent such Option is exercisable as of such date, within twelve months after the date of his death.

     10. Stock Splits, Mergers, etc.

     In the event of any stock split, stock dividend or similar transaction which increases or decreases the number of outstanding shares of Common Stock, appropriate adjustment shall be made by the Board of Directors, whose determination shall be final, to the number and option exercise price per share of Common Stock which may be purchased under any outstanding Options. In the case of a merger, consolidation, sale of stock or similar transaction which results in a change in control of the Corporation, the Corporation will make a reasonable effort, but shall not be required, to replace any outstanding Options granted under the Plan with comparable options to purchase the stock of such other corporation, or will provide for immediate maturity of all outstanding Options, with all Options not being exercised within the time period specified by the Board of Directors being terminated.

     11. Transferability.

     Options are not assignable or transferable, except upon the optionholder's death to a beneficiary designated by the optionee in accordance with procedures established the Board or, if no designated beneficiary shall survive the optionholder, pursuant to the optionholder's will or by the laws of descent and distribution, to the extent set forth in Paragraph 9, and during the optionholder's lifetime, may be exercised only by him.

     12. Exercise of Options.

     An optionholder electing to exercise an Option shall give written notice to the Corporation of such election and of the number of shares of Common Stock that he has elected to acquire. An optionholder shall have no rights of a stockholder with respect to shares of Common Stock covered by his Option until after the date of issuance of a stock certificate to him upon partial or complete exercise of his option.

     13. Payment.

     The Option exercise price shall be payable in cash, check or in shares of Common Stock upon the exercise of the Option. If the shares of Common Stock are tendered as payment of the Option exercise price, the value of such shares shall be the Fair Market Value as of the date of exercise. If such tender would result in the issuance of fractional shares of Common Stock, the Corporation shall instead return the difference in cash or by check to the optionholder.

     14. Obligation to Exercise Option.

     The granting of an Option shall impose no obligation on the director to exercise such option.

     15. Continuance as Director.

     Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any director for reelection by the Corporation's stockholders.

     16. Number of Shares of Common Stock; Reverse Stock Split Required.

     It is expressly understood and agreed that the number of shares of Common Stock set forth in the Plan reflects and gives effect to the reverse stock split of the Corporation's Common Stock approved by the Corporation's Board of Directors on February 25, 1994 (the "Reverse Split"). Notwithstanding anything herein to the contrary, the options granted hereunder may not be exercised unless and until the amendment to the Corporation's Restated Certificate of Incorporation reflecting the Reverse Split has been filed with the Secretary of State of Delaware.

     17. Term of Plan.

     The Plan shall be effective as of the date on which it is adopted by the Board, subject to the approval of the stockholders of the Corporation within one year from the date of adoption by the Board. The Plan will terminate on the date ten years after the date of adoption by the Board, unless sooner terminated by the Board. The rights of optionees under options outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination and shall continue in accordance with the terms of the option (as then in effect or thereafter amended).

                           AMERICAN BUILDINGS COMPANY
                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

     The undersigned hereby appoints Robert T. Ammerman and William L. Selden, and each of them, with full power of substitution, as proxies to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103 at 10:30 A.M. on Tuesday, April 28, 1998, and at any adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement, as directed on the reverse side hereof.

     Any proxy heretofore given by the undersigned with respect to such shares is hereby revoked. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

              (To be Completed, Signed and Dated on Reverse Side)

|X|  Please mark your
     votes as in this
     example.





                    FOR       WITHHOLD

1.   ELECTION       | |         |
     OF
     DIRECTORS


Nominees:  Robert T. Ammerman
           Harold Levy
           Douglas L. Newhouse
           Ralph S. Saul
           William L. Selden
           Robert F. Shapiro
           Kendrick R. Wilson III



(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name below.)

------------------------------------------------------


                                    FOR              AGAINST           ABSTAIN

2. APPROVAL OF THE AMENDMENT        | |              | |               | |
   TO THE COMPANY'S 1994
   STOCK OPTION PLAN.

                                    FOR              AGAINST           ABSTAIN

3. APPROVAL OF THE AMENDMENTS       | |              | |               | |
   TO THE COMPANY'S
   STOCK OPTION PLAN FOR
   NON-EMPLOYEE DIRECTORS


  4. Transaction of such other business as may properly come before the meeting and any adjournments thereof.


NOTE: THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO
SPECIFICATION IS MADE, IT WILL BE VOTED FOR ALL
NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.
THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR OF
DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY
DIRECTORS COME BEFORE THE MEETING.




SIGNATURE___________________________________    DATE__________




SIGNATURE___________________________________    DATE__________
         (SIGNATURE IF HELD JOINTLY)


NOTE: Please mark, date and sign exactly as name appears hereon, including designation as executor, trustee, etc. if applicable. A corporation must sign in its name by the President or other authorized officer. All co-owners must sign. PLEASE RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.